UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2018

Tyme Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38169	45-3864597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 State Street – 7th Floor

New York, New York 10004

(Address of principal executive offices, including zip code)

(212) 461-2315

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Comment – Use of Terminology

Throughout this Current Report on Form 8-K, the terms “the Company,” “we” and “our” refer to Tyme Technologies, Inc., a Delaware corporation, together with its subsidiaries (“Tyme”).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 26, 2018, Tyme’s Board of Directors (the “Board”) approved the appointment of Barbara Galaini, Tyme’s Corporate Controller, as the Company’s Principal Accounting Officer for purposes of applicable forms and regulations of the U.S. Securities and Exchange Commission. With this appointment, Ms. Galaini succeeds Ben R. Taylor, the Company’s President and Chief Financial Officer, as the Company’s Principal Accounting Officer. Mr. Taylor will continue to serve as the Company’s principal financial officer.

Ms. Galaini, age 60, has served as Tyme’s Corporate Controller since April 2018. Before joining the Company, Ms. Galaini was the Chief Accounting Officer of the Americas for Avolon Holdings, a Dublin-based aircraft leasing company from April 4, 2017 to April 4, 2018. Prior to that she was employed at CIT Bank for more than 25 years in various financial roles, most recently as Senior Vice President and Controller of the Transportation Finance unit since 2009.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 23, 2018, Tyme held its 2018 Annual General Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders voted on the following matters:

1.	Election of three Class I directors of the Company:

Nominee	For	Withheld	Broker Non-Votes
Steve Hoffman	58,542,131	4,720,553	10,274,642
Michael Demurjian	58,544,835	4,717,849	10,274,642
Donald W. DeGolyer	60,147,992	3,114,692	10,274,642

2.	Ratification of the appointment of Grant Thornton LLP as the Company’s independent auditor for the year ending March 31, 2019:

For	Against	Abstain
73,529,578	1,078	6,670

3.	Approval of the Amended and Restated 2016 Stock Option Plan for Non-Employee Directors:

For	Against	Abstain	Broker Non-Votes
59,504,254	3,716,220	42,210	10,274,642

4.	Advisory, non-binding vote to approve executive compensation:

For	Against	Abstain	Broker Non-Votes
59,530,789	3,683,121	48,765	10,274,642

5.	Advisory, non-binding vote on frequency of future advisory votes to approve executive compensation:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
6,203,768	56,911,989	30,177	116,750	10,274,642

A substantial majority of those voting favored an advisory vote on the Company’s executive compensation every two years. Based on the Board’s recommendation in the Proxy Statement and the voting results, the Board approved to hold an advisory vote on executive compensation every two years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Tyme Technologies, Inc.

Dated: August 27, 2018	By:	/s/ Ben R. Taylor
Ben R. Taylor, President and Chief Financial Officer